UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): April 4, 2005


                              EAGLE BROADBAND, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


                                      TEXAS
                                      -----
                 (State or other jurisdiction of incorporation)


              001-15649                          760494995
              ---------                          ---------
     (Commission File Number)             (I.R.S. Employer Identification No.)


                 101 Courageous Drive, League City, Texas 77573
                 ----------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (281) 538-6000
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|     Written communications pursuant to Rule 425 under the Securities Act.
|_|     Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01.        Other Events.

     The Company responded to Dr. Cubley's default notice dated March 23, 2005, and has received a letter from Dr. Cubley which states his position relative to the matter. A copy of Dr. Cubley's letter is attached as Exhibit 99.1. The reason the company made the payment on March 24, 2005, is because that is the date the company believed the payment was due.

With respect to his notice of default, Dr. Cubley has acknowledged the following:

1) Eagle paid Dr. Cubley $110,712.72 on March 24, 2005, which constituted payment of the entire principal amount referenced in the notice of default for the payment that was due on March 11, 2005.

2) There is currently no dispute between Dr. Cubley and the company and he is 100% supportive of the company.

3) Dr. Cubley sent the initial notice of default on advice of counsel simply to protect his legal rights.

4) Dr. Cubley has no intention of demanding an acceleration of the note obligation at this time as long as the company makes the monthly note payments in a timely fashion.


Item 9.01.     Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired.

                  Inapplicable.

         (b)      Pro Forma Financial Information.

                  Inapplicable.

         (c)      Exhibits


         Exhibit Number             Exhibit Description
         --------------             -------------------
              99.1                  Letter from Dr. Cubley to the Company dated
                                    April 1, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EAGLE BROADBAND, INC.


                                        By:/s/DAVID WEISMAN
                                        -------------------
                                        Chairman and Chief Executive Officer



DATE: April 4, 2005

                                  EXHIBIT INDEX

         Exhibit Number             Exhibit Description
         --------------             -------------------
              99.1                  Letter from Dr. Cubley to the Company dated
                                    April 1, 2005.